                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form 10-K (of The TesseracT Group, Inc. of our report dated September 27, 1999 relating to the consolidated financial statements and financial statement schedules, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Phoenix, Arizona
September 28, 1999